SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report(Date of earliest event reported)   October 14,1997 (July 16,1997)



                              GLENBOROUGH PARTNERS,
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


         California                 33-3657                94-3199021
        (State or other          (Commission            (IRS Employer
        jurisdiction of          File Number)         Identification Number)
        incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
                    (Address of principal executive offices)

Registrant's Telephone number, including area code:   (415) 343-9300
















                   This Form 8-K contains a total of 6 pages.

                              No exhibit required.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

INVESTMENT IN MARKETABLE SECURITIES:

On July 16, 1997 and July 17, 1997, Glenborough Partners, a California Limited Partnership ("Partnership"), purchased a total of 40,000 shares of common stock in Glenborough Realty Trust Incorporated ("GLB") for $909,370 (average price of $22.734 per share). GLB, an affiliate of the Partnership, is a self-administered and self-managed real estate investment trust with a diversified portfolio of 158 properties (including properties controlled by associated companies) consisting of approximately 16 million square feet, spread over 24 states throughout the country. GLB is publicly traded on the New York Stock Exchange.

The Partnership funded this acquisition with proceeds from a Mid-Peninsula Bank revolving line of credit which is secured by the Partnership's interest in Glenborough Properties, the operating partnership of GLB. The revolving line of credit accrued interest at a rate of 1 percentage point over the Mid-Peninsula Bank index rate (effective rate of 9.50% at July 17, 1997), and matured September 8, 1997. The Partnership has subsequently increased the line of credit an additional $1,500,000 to $6,500,000 and extended its maturity date to September 8, 1998.

Item 7.  FINANCIAL STATEMENTS.

  (b) The following pro forma financial statements represent the Partnership's balance sheet as of June 30, 1997 and the statement of operations for the six months ended June 30, 1997 and for the year ended December 31, 1996, as if the transaction discussed below had occurred on January 1, 1996.

         The pro forma adjustments reflect the acquisition of 40,000 shares of common stock in GLB as reported in the Partnership's June 30, 1997 Form 10-Q filed with the Securities and Exchange Commission on August 14, 1997.

                              GLENBOROUGH PARTNERS,
                        A CALIFORNIA LIMITED PARTNERSHIP
                      Pro Forma Consolidated Balance Sheet
                               As of June 30, 1997
                                 (in thousands)

                                                                     Adjustment
                                                                      for the
                                                                    acquisition
                                                  Historical           of GLB            Pro Forma
Assets                                          ------------       ------------        ------------
Land held for investment                        $        517       $        ---        $        517
Cash and cash equivalents                                160                (10)                150
Marketable securities                                    475                909               1,384
Notes receivable and other assets                        355                ---                 355
Deferred financing costs and other fees, net              14                ---                  14
Investments in affiliated partnerships                 1,956                ---               1,956
Investments in unaffiliated partnerships               1,616                ---               1,616
                                                ------------       ------------        ------------

   Total assets                                 $      5,093       $        899        $      5,992
                                                ============       ============        ============

Liabilities and Partners' Equity
Liabilities:
   Notes payable                                $      1,663       $        909        $      2,572
   Accounts payable and other liabilities                 36                  7                  43
                                                ------------       ------------        ------------

   Total liabilities                                   1,699                916               2,615
                                                ------------       ------------        ------------

Partners' equity:
   General partner                                       399                ---                 399
   Limited partners                                    2,995                (17)              2,978
                                                ------------       -------------       ------------

   Total partners' equity                              3,394                (17)              3,377
                                                ------------       -------------       ------------

   Total liabilities and partners' equity       $      5,093       $        899        $      5,992
                                                ============       ============        ============

                              GLENBOROUGH PARTNERS,
                        A CALIFORNIA LIMITED PARTNERSHIP
                 Pro Forma Consolidated Statement of Operations
                     For the six months ended June 30, 1997
           (in thousands, except per unit data and units outstanding)



                                                                    Adjustment
                                                                      for the
                                                                    acquisition
                                                  Historical           of GLB             Pro Forma
Revenue:                                         ------------       ------------        ------------
  Rental income                                  $         28       $        ---        $         28
  Income from investments in
    affiliated partnerships                               372                ---                 372
  Equity in earnings of affiliated partnership             76                ---                  76
  Dividend, interest and other income                       8                 26                  34
                                                 ------------       ------------        ------------

     Total revenue                                        484                 26                 510
                                                 ------------       ------------        ------------

Expenses:
  Operating, including $5 paid to an affiliate            106                ---                 106
  General and administrative, including $86
    paid to an affiliate                                  191                ---                 191
  Depreciation and amortization                             1                ---                   1
  Interest expense                                        143                 43                 186
  Loss on sale of real estate                              89                ---                  89
                                                 ------------       ------------        ------------

     Total expenses                                       530                 43                 573
                                                 ------------       ------------        ------------

Net loss                                         $        (46)      $        (17)       $        (63)
                                                 ============       ============       =============

Net loss per limited  partnership unit           $      (0.02)      $        ---        $      (0.02)
                                                 ============       ============        ============

Distributions per limited partnership unit       $       0.10       $        ---        $       0.10
                                                 ============       ============        ============

Weighted average  number of limited
  partnership units outstanding during the
  period used to compute net loss and
  distributions per limited partnership unit        2,910,899          2,910,899           2,910,899
                                                 ============       ============        ============

                              GLENBOROUGH PARTNERS,
                        A CALIFORNIA LIMITED PARTNERSHIP
                 Pro Forma Consolidated Statement of Operations
                    For the year ended December 31, 1996
           (in thousands, except per unit data and units outstanding)


                                                                       Adjustment
                                                                         for the
                                                                        acquisition
                                                    Historical           of GLB         Pro Forma
Revenue:
  Rental income                                  $        563       $        ---        $        563
  Income from investments in
    affiliated partnerships                               502                ---                 502
  Equity in earnings of  affiliated partnership            86                ---                  86
  Dividend, interest and other income                     430                 36                 466
                                                 ------------       ------------        ------------

     Total revenue                                      1,581                 36               1,617
                                                 ------------       ------------        ------------

Expenses:
  Operating, including $47 paid to affiliate              517                ---                 517
  General and administrative, including
    $217 paid to affiliate                                316                ---                 316
  Depreciation and amortization                            74                ---                  74
  Interest expense                                        427                 86                 513
  Provision for impairment of real estate
    held for sale                                       1,090                ---               1,090
                                                 ------------       ------------        ------------

     Total expenses                                     2,424                 86               2,510
                                                 ------------       ------------        ------------

Loss before extraordinary item                           (843)               (50)               (893)

Extraordinary item:
  Gain on forgiveness of debt                             125                ---                 125
                                                 ------------       ------------        ------------

Net loss                                         $       (718)      $        (50)       $       (768)
                                                 ============       ============        ============

Per Limited Partnership Unit:
  Loss before extraordinary item                 $       (.28)      $       (.02)       $       (.30)
                                                 ============       ============        ============
  Extraordinary item                             $        .04       $        ---        $        .04
                                                 ============       ============        ============
  Net loss                                       $       (.24)      $       (.02)       $       (.26)
                                                 ============       ============        ============


Weighted average number of limited partnership
   units outstanding during the period used to
   compute net loss per limited partnership unit    2,936,376          2,936,376           2,936,376
                                                 ============       ============        ============

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              GLENBOROUGH PARTNERS,
                        A CALIFORNIA LIMITED PARTNERSHIP


                                            By: Glenborough Corporation,
                                                a California corporation
                                                Its Managing General Partner



Date:  October 14, 1997                         By: /s/ Terri Garnick
                                                    Terri Garnick
                                                    Chief Financial Officer